SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2003

PMA Capital Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	000-22761 (Commission File Number)	23-2217932 (IRS Employer Identification No.)

1735 Market Street, Suite 2800 Philadelphia, Pennsylvania (Address of principal executive offices)	19103-7590 (Zip Code)

Registrant's telephone number, including area code:

(215) 665-5046

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

        Effective January 20, 2003, the Board of Directors of PMA Capital Corporation appointed Neal Schneider as a member of the Board to fill a vacancy created by the death of Board member Louis I. Pollock. Mr Schneider’s initial term will expire at the 2004 Annual Meeting of Shareholders. Mr. Schneider, who is a certified public accountant, will serve on the Audit Committee of the Board of Directors.

Item 7. Financial Statements and Exhibits.

        (c) The Exhibit Index on page E-1 is incorporated herein by reference.

Item 9. Regulation FD Disclosure.

        PMA Capital Corporation today issued the press releases described below.

o

One press release announces that John W. Smithson, President and Chief Executive Officer, and William E. Hitselberger, Senior Vice President and Chief Financial Officer will make a presentation at the 7th Annual Insurance Conference hosted by the New York Society of Security Analysts. The presentation will take place on Monday, January 27, 2003, beginning at approximately 11:25 a.m. Eastern time. Details about the conference, including information on how to access the presentation materials and the conference via the internet, are provided in the press release attached as Exhibit 99.2 to this Form 8-K and are incorporated into this Item 9 by reference.

o

The other press release announces that PMA Capital expects to release its fourth quarter 2002 financial results on Wednesday, February 5, 2003. On the same day, the Company’s management will hold a conference call to review the fourth quarter 2002 results along with their outlook for full year 2003. Details about the expected release and conference call, including information on how to access the conference call via the internet, are provided in a press release attached as Exhibit 99.3 to this Form 8-K and are incorporated into this Item 9 by reference.

CAUTIONARY STATEMENTS FOR PURPOSES OF THE "SAFE HARBOR"
PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

               During the presentations and conference call, Messrs. Smithson and Hitselberger and other Company spokespersons may make certain oral statements that constitute forward-looking statements for purposes of safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on currently available financial, competitive and economic data and our current operating plans based on assumptions regarding future events. Our actual results could differ materially from those expected by our management. The factors that could cause actual results to vary materially, some of which are described with the forward-looking statements, include, but are not limited to:

o	changes in general economic conditions, including the performance of financial markets, interest rates and the level of unemployment;

o

regulatory or tax changes, including changes in risk-based capital or other regulatory standards that affect the cost of, or demand for, our products or otherwise affect our ability to conduct business;

o	competitive conditions that may affect the level of rate adequacy related to the amount of risk undertaken and that may influence the sustainability of adequate rate changes;

o	ability to implement and maintain rate increases;

o	the effect of changes in workers’compensation statutes and their administration, which may affect the rates that we can charge and the manner in which we administer claims;

o	our ability to predict and effectively manage claims related to insurance and reinsurance policies;

o	the lowering or loss of one or more of the financial strength or claims paying ratings of our insurance subsidiaries;

o	adequacy of reserves for claim liabilities;

o	adverse property and casualty loss development for events we insured in prior years;

o	the uncertain nature of damage theories and loss amounts and the development of additional facts related to the attack on the World Trade Center;

o	uncertainty as to the price and availability of reinsurance on business we intend to write in the future, including reinsurance for terrorist acts;

o	adequacy and collectibility of reinsurance that we purchased;

o	severity of natural disasters and other catastrophes, including future acts of terrorism;

o	reliance on key management; and

o	other factors disclosed from time to time in our most recent Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission.

        Investors should not place undue reliance on any such forward-looking statements. Unless otherwise stated, we disclaim any current intention to update forward-looking information and to release publicly the results of any future revisions we may make to forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMA Capital Corporation

Date: January 21, 2003	By: /s/ Albert D. Ciavardelli
Albert D. Ciavardelli
Vice President - Finance

Index to Exhibits

Number	Description	Method of Filing

(99)	Additional Exhibits:

99.1	PMA Capital Corporation news release dated January 21, 2003 announcing a new director	Filed herewith

99.2	PMA Capital Corporation news release dated January 21, 2003 announcing a presentation at insurance investor conference	Filed herewith

99.3	PMA Capital Corporation news release dated January 21, 2003 announcing investor conference call	Filed herewith

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